UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2012

ONCOGENEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	033-80623	95-4343413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1522 217th Place S.E. Bothell, Washington 98021

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (425) 487-9500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On March 8, 2012, OncoGenex Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2011. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01	Regulation FD Disclosure.

On March 8, 2012, the Company and Teva Pharmaceutical Industries Ltd. (“Teva”) issued a joint press release titled “Teva and OncoGenex Announce Updates to Custirsen Development Program in Advanced Prostate Cancer.” A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release of OncoGenex Pharmaceuticals, Inc. dated March 8, 2012

99.2	Press release of OncoGenex Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Ltd. dated March 8, 2012

The information in Item 2.02 and Item 7.01 of this Form 8-K and Exhibit 99.1 and Exhibit 99.2 attached hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ONCOGENEX PHARMACEUTICALS, INC.

Date: March 8, 2012	/s/ Cameron Lawrence
Cameron Lawrence Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of OncoGenex Pharmaceuticals, Inc. dated March 8, 2012

99.2	Press release of OncoGenex Pharmaceuticals, Inc. and Teva Pharmaceutical Industries Ltd. dated March 8, 2012